CERTIFICATE OF AMENDMENT
OF
DECLARATION OF TRUST
OF
AMERICAN VARIABLE INSURANCE SERIES

 Pursuant to Section 9.3 of the Series' Declaration of Trust, the undersigned certify that they constitute the entire Board of Trustees of American Variable Insurance Series, a Massachusetts Business Trust, and further that:

1. Section 1.1 of Article I of the Declaration of Trust has been amended to read as follows:

   "Section 1.1 - Name.

   The name of the Trust created hereby is $American Funds Insurance Series.'"

2. The Amendment was unanimously approved by the Board of Trustees and duly adopted by the Series' shareholders as instructed by owners of the contracts using the Series as an investment vehicle.


IN WITNESS WHEREOF, the undersigned have executed this instrument this 19/th/ day of September, 2000.

 /s/ Lee A. Ault III         /s/ Leonard R. Fuller
     Lee A. Ault III             Leonard R. Fuller

 /s/ H. Frederick Christie   /s/ Mary Myers Kauppila
     H. Frederick Christie       Mary Myers Kauppila

 /s/ Joe E. Davis            /s/ Donald D. O'Neal
     Joe E. Davis                Doanld D. O'Neal

 /s/ James K. Dunton         /s/ Kirk P. Pendleton
     James K. Dunton             Kirk P. Pendleton

 /s/ Martin Fenton           /s/ James F. Rothenberg
     Martin Fenton               James F. Rothenberg

Address: 333 South Hope Street
         55/th/ Floor
         Los Angeles, CA 90071


                                Exhibit (a)